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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  September 17, 2001
                                                        --------------------


                          The Williams Companies, Inc.
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             (Exact name of registrant as specified in its charter)



                Delaware                 1-4174                73-0569878
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            (State or other            (Commission          (I.R.S. Employer
             jurisdiction of           File Number)        Identification No.)
             incorporation)



                  One Williams Center, Tulsa, Oklahoma           74172
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                (Address of principal executive offices)      (Zip Code)



        Registrant's telephone number, including area code:  918/573-2000
                                                            --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.    Other Events.

         The Williams Companies, Inc. has closed the purchase and entered into a long-term lease as lessor of Williams Communications Group, Inc.'s Tulsa headquarters and three corporate aircraft. The transaction includes the One Technology Center building, three corporate aircraft and other ancillary assets. As part of this transaction, Williams Communications received approximately $276 million in cash from The Williams Companies, Inc.

         Pursuant to the requirements of the Securities Exchange Act of 1934, Williams has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      THE WILLIAMS COMPANIES, INC.


Date: September 17, 2001              /s/ WILLIAM G. VON GLAHN
                                      -----------------------------------------
                                      Name: William G. von Glahn
                                      Title:  Senior Vice President and General
                                                Counsel


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